As filed with the Securities and Exchange Commission on June 23, 1997


                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                               ---------------------

                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 19, 1997


                        Exact name of Registrant as
        Commission      specified in its charter, address              State of      I.R.S. Employer
        File No.        of principal executive offices, telephone     Incorporation   Identification No.
        1-8349          FLORIDA PROGRESS CORPORATION                    Florida         59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (813) 824-6400

        1-3274          FLORIDA POWER CORPORATION                       Florida          59-0247770
                         3201 34th Street South
                         St. Petersburg, Florida 33711
                         Telephone (813) 866-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events

     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended June 30, 1997:


Florida Progress issued an Investor News report dated June 18, 1997 regarding the Crystal River Nuclear unit update. A copy of this report is being filed herewith as Exhibit 99.(a).

Florida Progress also issued an Investor News report and Florida Power issued a News Release, each dated June 19, 1997, regarding a proposed settlement on the replacement fuel costs due to the nuclear outage, which are filed herewith as Exhibits 99.(b) and 99.(c), respectively.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99.(a) Florida Progress Corporation Investor News report dated June 18, 1997 regarding the Crystal River Nuclear plant update.

99.(b) Florida Progress Corporation Investor News report dated June 19, 1997 regarding a settlement on replacement fuel costs due to the nuclear outage.

99.(c) Florida Power Corporation News Release dated June 19, 1997, regarding a settlement on replacement fuel costs due to the nuclear outage.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of the undersigned on behalf of each listed company shall be deemed to relate only to matters having reference to such company.


                                          FLORIDA PROGRESS CORPORATION

                                          FLORIDA POWER CORPORATION


                                              /s/Pamela A. Saari
                                          By:____________________________
                                              Pamela A. Saari
                                              Assistant Treasurer
                                              of each Registrant



Date:  June 19, 1997

                               EXHIBIT INDEX



Exhibit No.       Description of Exhibit

99.(a) Florida Progress Corporation Investor News report dated June 18, 1997 regarding the Crystal River Nuclear plant update.

99.(b) Florida Progress Corporation Investor News report dated June 19, 1997 regarding a settlement on replacement fuel costs due to the nuclear outage.

99.(c) Florida Power Corporation News Release dated June 19, 1997, regarding a settlement on replacement fuel costs due to the nuclear outage.